NATIONWIDE VARIABLE INSURANCE TRUST
Federated NVIT High Income Bond Fund
NVIT Core Bond Fund
NVIT Core Plus Bond Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund (formerly, NVIT Money Market Fund)
NVIT Multi Sector Bond Fund
NVIT Short Term Bond Fund

Supplement dated July 7, 2017
to the Prospectus dated May 1, 2017 (as revised May 23, 2017)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.	Effective August 1, 2017:

	a.	The tables under the heading "Portfolio Management – Portfolio Managers" on pages 7 and 24 of the Prospectus are deleted in their entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Gary S. Davis, CFA	Senior Investment Professional	Since 2008
Corsan Maley	Senior Investment Professional	Since 2016

b.	The table under the heading "Portfolio Management – Portfolio Managers" on page 14 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Gary R. Hunt, CFA	Senior Investment Professional	Since 1997
Chad W. Finefrock, CFA	Senior Investment Professional	Since 2016

c.
The information under the heading "Portfolio Management – NVIT Core Bond Fund and NVIT Short Term Bond Fund" on page 39 of the Prospectus is deleted in its entirety and replaced with the following:

Gary S. Davis, CFA, and Corsan Maley are co-portfolio managers of the Funds and are responsible for the day-to-day management of the Funds, including the selection of the Funds' investments.

Mr. Davis joined Nationwide Mutual, the parent company of NWAM, in 1998 as a senior portfolio manager and is currently a Senior Investment Professional. He manages and co-manages other institutional fixed-income accounts for Nationwide Mutual. Mr. Davis earned his bachelor's degree in finance from Wright State University and is a CFA® charterholder.

Mr. Maley joined Nationwide Mutual in 1998 to establish and manage Nationwide Mutual's derivative trading operations. He is currently a Senior Investment Professional and manages pension plan and separate account clients for Nationwide Mutual and its affiliates. Mr. Maley earned his bachelor's degree in economics from the University of Chicago.

d.
The information under the heading "Portfolio Management – NVIT Government Bond Fund" on page 39 of the Prospectus is deleted in its entirety and replaced with the following:

Gary R. Hunt, CFA, and Chad W. Finefrock, CFA, are co-portfolio managers with joint responsibility for the day-to-day management of the Fund, including the selection of the Fund's investments.

Mr. Hunt joined Nationwide Mutual, the parent company of NWAM, in 1992 as a securities analyst. He is currently a Senior Investment Professional and manages or co-manages multi-asset class portfolios for Nationwide Mutual and its affiliates. Mr. Hunt earned his bachelor's degree in business administration, an MBA from The Ohio State University and is a CFA® charterholder.

Mr. Finefrock joined Nationwide Mutual in 2001. He is a Senior Investment Professional and is responsible for trading U.S. Treasury securities, U.S. government agency debt securities, mortgage-backed securities and derivatives for Nationwide Mutual and its affiliates. Mr. Finefrock earned a bachelor's degree in risk management and insurance from The Ohio State University, an MBA from the University of Oxford and is a CFA® charterholder.

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